UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2023

eFFECTOR Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39866	85-3306396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

142 North Cedros Avenue, Suite B Solana Beach, California	92075
(Address of principal executive offices)	(Zip Code)

(858) 925-8215

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	EFTR	Nasdaq Capital Market
Warrants to purchase common stock	EFTRW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On January 5, 2023, eFFECTOR Therapeutics, Inc. (the “Company”) hosted a conference call with accompanying slides to discuss updates to the Company’s clinical program and other matters. A copy of the slide presentation is filed as Exhibit 99.1 hereto and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including the slides incorporated herein by reference, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Item 7.01 of this Current Report on Form 8-K.

Item 8.01	Other Events.

On January 5, 2023, the Company provided an update of its ongoing clinical development programs with both zotatifin, in Phase 2 expansion cohorts for the treatment of ER+ breast cancer (“ER+ BC”) and KRAS non-small cell lung cancer (“KRAS NSCLC”) as well as Phase 1 development for SARS-CoV-2 (“COVID-19”), and tomivosertib, in Phase 2 development for treatment of non-small cell lung cancer (“NSCLC”) in combination with pembrolizumab, an established anti-immune checkpoint inhibitor used to treat various types of cancer. The below data update for the zotatifin Phase 2 program is as of a data cutoff date of December 15, 2022.

In the ECBF+A cohort (n=7) receiving zotatifin, fulvestrant and abemaciclib, two patients experienced confirmed partial responses (“PRs”), and a third patient had stable disease continuing beyond 24 weeks, for an objective response rate (“ORR”) of 29% (2/7) and a clinical benefit rate (“CBR”) of 43% (3/7). Zotatifin was generally safe and well-tolerated in this triplet combination. ORR and CBR data for the remaining 11 patients is anticipated to be available in the first half of 2023.

In addition, in the ECBF cohort (n=18) receiving zotatifin and fulvestrant, one patient experienced a confirmed PR continuing beyond Week 52 and one patient had stable disease continuing beyond 24 weeks. Zotatifin was generally safe and well-tolerated in this doublet combination. Dose-dependent target engagement was observed by two independent methods, without obvious signs of target saturation. Therefore, the Company has resumed dose escalation with topline data anticipated in the second half of 2023.

The Company is deferring initiation of the Cyclin D1 amplification cohort in ER+ BC and pausing enrollment in the KRAS G12C lung cancer cohort until completion of dose escalation.

The Company has also completed enrollment in the third and final cohort in its Phase 1b study with zotatifin in COVID-19, and anticipates providing topline data from this trial in the first half of 2023.

With respect to the tomivosertib program, the Company has experienced enrollment challenges across both cohorts resulting from staffing issues across clinical sites and competition from other trials. The Company is focusing its efforts on completing enrollment in the front-line PD-L1 >50% cohort and now anticipates topline data from this cohort in the second half of 2023. The Company is discontinuing further enrollment of the PD-L1 >1% maintenance cohort.

Based on its updated development plans, the Company believes its existing cash resources will be sufficient to fund operations into the first quarter of 2024.

Cautionary Note Regarding Forward-Looking Statements

The Company cautions you that statements contained in this report regarding matters that are not historical facts are forward-looking statements. The forward-looking statements are based on our current beliefs and expectations and include, but are not limited to: the future clinical development of our product candidates, including expectations on enrollment and the timing of reporting data from ongoing clinical trials; the planned expanded development of zotatifin and the timing thereof; the potential therapeutic benefits of our product candidates; the potential market opportunity for our product candidates; and our expected cash runway and the sufficiency of our capital resources to allow clinical trial data readouts and the expansion of our clinical development programs. Actual results may differ from those set forth in this report due to the risks and uncertainties inherent in our business, including, without limitation: the risk that interim results of a clinical trial are not necessarily indicative of final results and one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data and more patient data become available; potential delays in the commencement, enrollment and completion of clinical trials; additional disruptions to our operations from the COVID-19 pandemic, including clinical trial and manufacturing delays; our dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; the results of preclinical studies and early clinical trials are not necessarily predictive of future results; the success of our clinical trials and preclinical studies for our product candidates is uncertain; we may use our capital resources sooner than expected and they may be insufficient to allow clinical trial readouts; regulatory developments in the United States and foreign countries; unexpected adverse side effects or inadequate efficacy of our product candidates that may limit their development, regulatory approval and/or commercialization, or may result in recalls or product liability claims; our ability to obtain and maintain intellectual property protection for our product candidates; any future impacts to our business resulting from the conflict between Russia and Ukraine and other risks described in our prior filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Slide Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eFFECTOR Therapeutics, Inc.

Date: January 5, 2023	By:	/s/ Michael Byrnes
	Name:	Michael Byrnes
	Title:	Chief Financial Officer